UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2022

 PING IDENTITY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39056	81-2933383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 100
Denver, CO 80202

(Address of principal executive offices)

Telephone: (303) 468-2900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.001 par value per share	PING	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as described below) pursuant to that certain Agreement and Plan of Merger, dated as of August 2, 2022 (the “Merger Agreement”), by and among Ping Identity Holding Corp., a Delaware corporation (“Ping” or the “Company”), Project Polaris Holdings, LP, a Delaware limited partnership (“Parent”), and Project Polaris Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Thoma Bravo Fund XV, L.P., a Delaware limited partnership (the “Fund”), and private equity fund managed by Thoma Bravo, L.P.

On October 18, 2022 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the closing of the Merger, the Company terminated that certain Credit Agreement, dated as of November 23, 2021, by and among the Company, Roaring Fork Intermediate, LLC, Bank of America, N.A., Royal Bank of Canada and Wells Fargo Securities, LLC and concurrently repaid all advances and other obligations outstanding thereunder.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, (i) each share of common stock of the Company, par value $0.001 per share (“Company Common Stock”), that was issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock that were held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law) was cancelled, extinguished and converted into the right to receive $28.50 in cash, without interest (the “Per Share Price”), and (ii) each share of Company Common Stock that was held by the Company as treasury stock or owned by Parent, Merger Sub or any other subsidiaries thereof, in each case, as of immediately prior to the Effective Time, was cancelled and extinguished without any conversion thereof or consideration paid therefor.

In addition, pursuant to the Merger Agreement, at the Effective Time:

•	each Company stock option that was outstanding as of immediately prior to the Effective Time with an exercise price per share less than the Per Share Price, whether vested or unvested (a “Company Option”), was, at the Effective Time, cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time and (ii) the excess, if any, of the Per Share Price over the per share exercise price of such Company Option;

•	each Company Option with an exercise price per share equal to or greater than the Per Share Price was cancelled at the Effective Time for no consideration;

•	each award of restricted stock units (“Company RSUs”) of the Company that was outstanding and vested as of immediately prior to the Effective Time or that vested in accordance with its terms (a “Vested Company RSU”) as a result of the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”) was, at the Effective Time, cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time;

•	each award of Company RSUs that was outstanding as of immediately prior to the Effective Time that was not a Vested Company RSU (an “Unvested Company RSU”) was, at the Effective Time, cancelled and converted into and became the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (the “Cash Replacement Company RSU Amounts”), which Cash Replacement Company RSU Amounts will, subject to the holder’s continued service through the applicable vesting dates, generally vest and be payable at the same time as the Company RSUs for which the Cash Replacement Company RSU Amounts were exchanged would have vested and been payable pursuant to their terms;

•	each award of performance-based restricted stock units of the Company (“Company PSUs”) that was outstanding and vested as of immediately prior to the Effective Time or that vested in accordance with its terms as a result of the consummation of the Transactions (including any Company PSUs for which the applicable vesting condition was met prior to or as a result of the consummation of the Transactions) (a “Vested Company PSU”) was, at the Effective Time, cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Vested Company PSU as of immediately prior to the Effective Time; and

•	each award of Company PSUs that was outstanding as of immediately prior to the Effective Time that was not a Vested Company PSU (an “Unvested Company PSU”) was, at the Effective Time, cancelled and converted into and became the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Unvested Company PSU immediately prior to the Effective Time with any performance metrics deemed achieved at target levels of performance (the “Cash Replacement Company PSU Amounts”). All Cash Replacement Company PSU Amounts will, subject to the holder’s continued service through the applicable vesting dates, generally vest and be payable at the same time as the Company PSUs for which the Cash Replacement Company PSU Amounts were exchanged and would have vested and been payable pursuant to their terms.

The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on August 2, 2022, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, to delist and deregister the shares of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Company Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company Common Stock on NYSE was halted prior to the opening of trading on the Closing Date.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Price.

Item 5.01 Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, at the Effective Time, David A. Breach, Michael Fosnaugh, Martin Taylor, Rod Aliabadi, Andre Durand, Diane Gherson, Paul Martin, John McCormack, Yancey L. Spruill, Vikram Verma and Anil Arora each resigned from the Board of Directors of the Company (the “Board”) and from any and all committees of the Board on which they served and ceased to be directors of the Company, and the directors of the Merger Sub immediately prior to the Effective Time were appointed as directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Third Amended and Restated Certificate of Incorporation of the Company was amended and restated in its entirety to be in the form of the certificate of incorporation attached to the Merger Agreement (the “Certificate of Incorporation”). In addition, at the Effective Time, the Amended and Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws attached to the Merger Agreement (the “Bylaws”).

Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01 Other Events

On October 18, 2022, the Company issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety herein.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, by and among Ping Identity Holding Corp., Project Polaris Holdings, LP and Project Polaris Merger Sub, Inc., dated as of August 2, 2022 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 2, 2022).
3.1	Fourth Amended and Restated Certificate of Incorporation of the Company, effective October 18, 2022.
3.2	Second Amended and Restated Bylaws of the Company, effective October 18, 2022.
99.1	Press Release, dated as of October 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PING IDENTITY HOLDING CORP.

Date: October 18, 2022	By:	/s/ Shalini Sharma
Name: Shalini Sharma
Title: Chief Legal Officer